First Quarter 2024 Earnings Call

This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of deposit and credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in our geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. 2 Forward-Looking Statements

3 Overview Snapshot Note: As of March 31, 2024 Assets: $17.3 billion Loans: 12.5 Deposits: 14.2 Equity: 2.3 Footprint Loans and Deposits by State MS 18% AL 29% FL 8% Other 1% GA 29% TN 15% Loans MS 38% AL 14% FL 3% GA 32% TN 13% Deposits *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown.

4 First Quarter Highlights • Net income of $39.4 million with diluted EPS of $0.70 and adjusted diluted EPS (non-GAAP)(1) of $0.65. The Company sold a portion of its mortgage servicing rights (“MSRs”) for a gain of $3.5 million, which increased diluted EPS by $0.05 • Net interest margin decreased 3 basis points to 3.30% on a linked quarter basis • Loans increased $149.3 million, or 4.9% annualized • Deposits increased $160.4 million; core deposits, which excludes brokered deposits, increased $279.6 million • Cost of total deposits increased 18 basis points to 2.35%; noninterest-bearing deposits represented 24.7% of total deposits • The ratio of allowance for credit losses on loans to total loans remained at 1.61% • Nonperforming loans represented 0.59% of total loans, an increase of 3 basis points on a linked quarter basis; annualized net loan charge-offs were 0.01% of average loans (1) Adjusted diluted EPS is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”.

5 Balance Sheet $17,474 $17,224 $17,182 $17,361 $17,346 $17,000 $17,050 $17,100 $17,150 $17,200 $17,250 $17,300 $17,350 $17,400 $17,450 $17,500 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Assets $11,766 $11,931 $12,168 $12,351 $12,501 $11,200 $11,400 $11,600 $11,800 $12,000 $12,200 $12,400 $12,600 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Loans $13,912 $14,095 $14,157 $14,077 $14,237 $13,700 $13,800 $13,900 $14,000 $14,100 $14,200 $14,300 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Deposits $2,187 $2,209 $2,233 $2,297 $2,322 $2,100 $2,150 $2,200 $2,250 $2,300 $2,350 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Equity Note: Dollars in millions Note: In millions

6 Core Deposit Funding 25% 50% 6% 17% 2% Noninterest-bearing Interest-bearing* Savings Time Brokered • Average deposit account is $31 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, averaged approximately $78 thousand and $13 thousand, respectively • Top 20 depositors, excluding public funds, comprise 4.6% of total deposits Diversification Note: As of March 31, 2024 *Includes money market Consumer 48% Commercial 36% Brokered 2% Public Funds 14% CommercialCustomer Construction 16% Professional Services 9% Real Estate 13% Financial 14% Manufacturing 7% Trade 11% Health Care 5% Other Services 16% Other 9% Granularity

7 Strong Liquidity Position 85% 85% 86% 88% 88% $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Loans to Deposits 20.9% 18.4% 16.9% 17.0% 16.2% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Cash and Securities to Total Assets Average Interest Earning Asset Mix (1Q 2024) 81% 1% 14% 4% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

8 Capital • $100 million stock repurchase program is in effect through October 2024; there was no buyback activity in the first quarter of 2024 • Consistent dividend payment history, including through the 2008 financial crisis • Unrealized losses on the HTM portfolio would have a negative impact of 47 basis points on the TCE ratio at March 31, 2024; unrealized losses on both HTM and AFS would have a negative impact of 149 basis points on CET1 and the Company would remain above well- capitalized thresholds at March 31, 2024 Highlights * Tangible Common Equity and Tangible Book Value are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 10.19% 10.30% 10.46% 10.52% 10.59% 14.68% 14.76% 14.91% 14.93% 15.00% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 CET1 / TRBC Common equity tier 1 capital ratio Total risk-based capital ratio $39.01 $39.35 $39.78 $40.92 $41.25 $20.92 $21.30 $21.76 $22.92 $23.32 $5 $10 $15 $20 $25 $30 $35 $40 $45 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Book Value / TBV Book Value Tangible Book Value (non-GAAP)* 12.52% 12.82% 13.00% 13.23% 13.39% 7.13% 7.37% 7.55% 7.87% 8.04% $0 $0 $0 $0 $0 $0 $0 $0 $0 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Equity to Assets / Tangible Common Equity Ratio Shareholders' equity to assets Tangible common equity ratio (non-GAAP)*

9 Asset Quality 2.44% 2.32% 2.27% 2.16% 2.76% 2.00% 2.50% 3.00% 3.50% 4.00% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Criticized Loans/Total Loans 0.43% 0.10% 0.11% 0.44% 0.48% 0.0% 0.5% 1.0% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Loans 30-89 Days Past Due/ Total Loans 0.16% 0.13% 0.06% 0.06% 0.01% 0.0% 0.5% 1.0% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Net Charge-offs / Average Loans 1.66% 1.63% 1.63% 1.61% 1.61% 0.0% 1.0% 2.0% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Allowance/Total Loans 259% 212% 282% 286% 271% 0% 200% 400% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Allowance/Nonperforming Loans 0.46% 0.56% 0.46% 0.46% 0.48% 0.0% 0.5% 1.0% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 NPAs/Total Assets

10 Profitability Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. $.82 $.51 $.74 $.50 $.70 $.82 $.83 $.74 $.76 $.65 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* $46.1 $28.6 $41.8 $28.1 $39.4 $46.1 $46.7 $41.8 $42.9 $36.6 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Net Income / Adjusted Net Income (non-GAAP)* Net Income Adjusted Net Income (non-GAAP)* $138.5 $133.1 $130.1 $128.6 $125.9 $137.3 $131.8 $129.7 $127.2 $124.9 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP)* Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* $63.9 $37.3 $57.2 $34.4 $51.8 $63.9 $59.7 $57.2 $52.6 $48.2 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 PPNR (non-GAAP)* / Adjusted PPNR (non-GAAP)* PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)*

11 Profitability Ratios *Adjusted ROAA, Adjusted ROATCE, PPNR/Average Assets, Adjusted PPNR/Average Assets and Adjusted Efficiency Ratio are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 8.55% 5.18% 7.44% 4.93% 6.85% 16.29% 15.94% 13.95% 13.94% 11.58% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 ROAE / Adjusted ROATCE ROAE (GAAP) ROATCE (Adjusted) (non-GAAP)* 1.09% 0.66% 0.96% 0.65% 0.92% 1.09% 1.08% 0.96% 0.99% 0.86% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 ROAA / Adjusted ROAA ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 62% 73% 64% 75% 68% 61% 63% 64% 66% 68% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Efficiency Ratio / Adjusted Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* 1.51% 0.86% 1.32% 0.79% 1.21% 1.51% 1.38% 1.32% 1.21% 1.13% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 PPNR / Adjusted PPNR Ratios PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)*

12 Net Interest Margin (FTE), Loan Yield and Cost of Deposits 3.66% 3.45% 3.36% 3.33% 3.30% 3.63% 3.43% 3.35% 3.29% 3.28% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 5.68% 5.93% 6.06% 6.18% 6.30% 5.64% 5.89% 6.04% 6.14% 6.27% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Loan Yield / Adjusted Loan Yield (non-GAAP)* Loan yield Adjusted Loan Yield (non-GAAP)* *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 0.99% 1.50% 1.98% 2.17% 2.35%1.47% 2.13% 2.70% 2.94% 3.13% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Cost of Deposits Total cost of deposits Cost of total interest-bearing deposits

13 Noninterest Income / Total Revenue Service Charges 25% Fees and Commissions 10% Insurance 7% Wealth Management 14% Mortgage Banking 27% Other 17% Noninterest Income Mix - 1Q 2024 • Noninterest income increased $21.0 million on a linked quarter basis. In the fourth quarter of 2023, the Company recognized impairment charges of $19.4 million as a result of its determination to sell a portion of its available-for-sale securities; there was no such impairment in the first quarter of 2024. Noninterest income for the fourth quarter of 2023 also included the receipt of $2.3 million related to Renasant's participation in a recovery agreement, with minimal recoveries in the first quarter of 2024. During the first quarter of 2024, the Company sold a portion of its MSRs for a gain of $3.5 million. A gain of $547 thousand relating to a previous sale of MSRs was recognized in the fourth quarter of 2023. $37.3 $17.2 $38.2 $20.4 $41.4 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Noninterest Income 85% 4% 8% 3% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance Note: Dollars in millions (1) Total revenue is calculated as net interest income plus noninterest income.

14 Noninterest Expense Salaries and employee benefits 63% Data processing 4% Net occupancy and equipment 10% Advertising and public relations 4% Other 19% Mix - 1Q 2024($ in thousands) 4Q23 1Q24 Change Salaries and employee benefits 71,841$ 71,470$ (371)$ Data processing 3,971 3,807 (164) Net occupancy and equipment 11,653 11,389 (264) Advertising and public relations 3,084 4,886 1,802 Other 21,331 21,360 29 Total 111,880$ 112,912$ 1,032$ • Noninterest expense increased $1.0 million on a linked quarter basis. The Company contributed $1.1 million to certain charitable organizations (recorded in advertising and public relations expense), which qualify as tax credits and will reduce income tax expense dollar for dollar in 2024. In the first quarter of 2024, the Company recorded expense of $0.7 million related to the FDIC special assessment, as compared to the $2.7 million recorded in the fourth quarter of 2023 $109.2 $110.2 $108.4 $111.9 $112.9 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 ($ in millions)

Appendix

16 Available Liquidity and Uninsured Deposits Note: As of March 31, 2024; dollars in billions (1) Approximately $171 million of the unencumbered securities are placed at the Fed (2) Does not include loans participated to REITs that could be moved to Renasant Bank and pledged for additional capacity (3) Includes untapped brokered CDs (per internal policy limits) and unsecured lines of credit $7.8 $4.4 Available sources Uninsured and uncollateralized deposits Uninsured Deposits % of Total Deposits Uncollateralized 4.4$ 31.0% Collateralized public funds 1.6 11.3% Total 6.0$ 42.3% Internal Sources Cash and cash equivalents 0.8$ Unencumbered securities(1) 0.8 External Sources FHLB borrowing capacity(2) 2.9 Federal Reserve Discount Window 0.6 Other(3) 2.7 Total 7.8$ Liquidity Sources

17 Securities Composition (at Amortized Cost) Agency MBS 29% Agency CMO 38% Agency CMBS 10% Municipal 15% SBA 5% Other 3% • Represents 11.3% of total assets • Duration of 4.9 years • 61% of portfolio HTM o 10% of HTM are CRA investments o 24% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $220.8 million ($165.7 million, net of tax); unrealized losses in AOCI on HTM securities totaled $75.2 million ($56.1 million, net of tax) Highlights $2.1 Billion Note: As of March 31, 2024

18 Non-Owner Occupied CRE – Term* and Office Non-Owner Occupied CRE – Term* 17% 9% 10% 21% 8% 9% 17% 9% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Office (non-medical) Retail Senior Housing • 31.8% of total loans • Non-performing loans of 0.24% • 30-89 days past due of 0.08% Note: As of March 31, 2024. LTV is calculated using the most recent appraisal available. *Excludes construction • Average loan size of $2.0 million • Weighted average LTV of 55.7% Office (non-medical) • $340 million portfolio, 2.7% of total loans • 0.24% past due or nonaccrual • Average loan size of $1.0 million • Weighted average LTV of 57.0% • 87% of portfolio < 75% LTV

19 Construction Note: As of March 31, 2024; LTV is calculated using the most recent appraisal available. 22% 5% 37% 6% 6% 10% 11% 3% 1-4 Family Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Composition Highlights • 9.9% of total loans • 0.02% past due or nonaccrual • Average loan size of $1.9 million • Weighted average LTV of 60.2%

20 ACL / Loss Absorption ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 43,980$ 2.35 45,922$ 2.46 Lease Financing Receivables 2,515 2.17 2,554 2.38 Real Estate - 1-4 Family Mortgage 47,270 1.37 47,532 1.39 Real Estate - Commercial Mortgage 77,048 1.40 78,783 1.37 Real Estate - Construction 18,612 1.40 17,317 1.39 Installment loans to individuals 9,153 8.84 8,944 9.16 Allowance for Credit Losses on Loans 198,578 1.61 201,052 1.61 Allowance for Credit Losses on Deferred Interest 1,245 1,245 Reserve for Unfunded Commitments 16,918 16,718 Total Reserves 216,741 219,015 Purchase Accounting Discounts 8,593 7,635 Total Loss Absorption Capacity 225,334$ 226,650$ 3/31/202412/31/2023

21 Mortgage Banking MixMortgage Banking Income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above ($ in thousands) 1Q23 4Q23 1Q24 Gain on sales of loans, net 4,770$ 1,860$ 4,535$ Fees, net 1,806 2,010 1,854 Mortgage servicing income, net 1,941 2,722 4,981 Mortgage banking income, net 8,517$ 6,592$ 11,370$ 1.15% 1.66% 1.55% 1.14% 1.78% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 $0.6 $0.6 $0.5 $0.3 $0.4 $- $0 $0 $0 $0 $1 $1 $1 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Locked Volume (in billions) (in %) 1Q23 4Q23 1Q24 Wholesale 36 52 51 Retail 64 48 49 Purchase 86 87 88 Refinance 14 13 12